UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2006
NNN Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-130945	20-3975609

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 10.17
EXHIBIT 10.18
EXHIBIT 10.19
EXHIBIT 10.20
EXHIBIT 10.21
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On May 4, 2006, Triple Net Properties, LLC, or our Sponsor, entered into an agreement, or the Agreement, with TR Walker Ranch Partners, LTD., an unaffiliated third party, or the Seller, for the purchase of Walker Ranch Apartment Homes, a 325-unit class-A apartment property which consists of seventeen buildings, located in San Antonio, Texas, or the Walker Ranch property, for a purchase price of $30,750,000. On May 5, 2006, May 12, 2006 and May 25, 2006, our Sponsor entered into letter agreements, or collectively the Letter Agreements, with the Seller to extend the Feasibility Period (as defined in the Agreement). On June 2, 2006, July 31, 2006 and September 6, 2006, our Sponsor entered into amendments to the Agreement, or collectively the Amendments, to materially amend the Agreement to redefine the closing date and to provide for additional earnest money deposits. On October 30, 2006, our Sponsor executed an assignment, or the Assignment, to assign all of its interest as the buyer in the Agreement, as amended, to Apartment REIT Walker Ranch, LP, a wholly-owned subsidiary of our operating partnership, NNN Apartment REIT Holdings, LP.
     The above descriptions of the Agreement, Letter Agreements, Amendments, and Assignment are qualified in their entirety by the terms of the Agreement, Letter Agreements, Amendments, and Assignment, attached hereto as Exhibits 10.1 through 10.8 of this Report.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.
     On October 31, 2006, we purchased the Walker Ranch property for a purchase price of $30,750,000 from the Seller. At the time of closing, the Walker Ranch property was approximately 98.2% leased. We financed the purchase price of the property with approximately $22,120,000 in borrowings under a secured revolving line of credit (as described in Item 2.03 below) with Wachovia Bank, National Association, or Wachovia, and approximately $4,740,000 in borrowings under our secured revolving mezzanine line of credit with Wachovia (as described in Item 2.03 below). The balance of the purchase price was provided for with funds raised through our initial public offering. We incurred an acquisition fee of $923,000, or 3.0% of the purchase price, to Triple Net Properties Realty, Inc., an affiliate of our Sponsor and NNN Apartment REIT Advisor, LLC, our advisor.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     On October 31, 2006, we entered into a credit agreement, or the Credit Agreement, with Wachovia to obtain a secured revolving line of credit with a maximum borrowing amount of $75,000,000 which matures on October 31, 2009 and may be increased to $200,000,000 subject to the terms of the Credit Agreement. Advances under this line of credit: (1) are made for the purchase of properties and collateralized by the related property; (2) bear initial interest at our choice of (a) a base rate loan, at the greater of Prime Rate plus 0.50% per annum or the Federal Funds Rate plus 1.00% per annum, or (b) a LIBOR loan at LIBOR plus 1.50% per annum; and (3) require interest only payments on a monthly basis. To the extent that a portion of the line of credit commitment is not used, the Credit Agreement provides for a nonuse fee equal to 0.25% of the unused portion if less than 50% of the line of credit commitment is used or 0.125% of the unused portion if 50% or greater of the line of credit commitment is used. This credit facility has an initial term of three years with the option to extend for one year in exchange for the payment of an extension fee equal to 0.20% of the total commitment amount under the line of credit. Properties financed by borrowings under this line of credit are required to meet certain minimum loan to value, fixed charge coverage, debt service coverage and other customary requirements on a combined basis. On and after May 31, 2007, the line of credit must be secured by no less than three properties with an aggregate value of $75,000,000.
     The Credit Agreement, the related Deed of Trust, Security Agreement and Fixture Filing, Revolving Note, Swingline Note, Guaranty, and Assignment of Leases and Rents, have been filed as Exhibits 10.9 through 10.14 to this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference.
     On October 31, 2006, we entered into a credit agreement, or the Mezzanine Credit Agreement, with Wachovia to obtain a mezzanine secured revolving line of credit with a maximum borrowing amount of $15,000,000 through Wachovia which matures on October 31, 2009. Advances under this mezzanine line of credit: (1) are made for the purchase of properties and collateralized by the related property; (2) bear interest at our choice of (a) a base rate loan, at the greater of Prime Rate plus 5.00% per annum for the first 120 days, increasing to 9.00% per annum thereafter or the Federal Funds Rate plus 5.50% per annum for the first 120 days, increasing to 9.50% per annum thereafter, or (b) a LIBOR loan at the LIBOR plus 6.00% per annum for the first 120 days, increasing to 10.00% per annum thereafter; and (3) require interest only payments on a monthly basis. To the extent that a portion of the mezzanine line of credit commitment is not used, the Mezzanine Credit Agreement provides for a nonuse fee equal to 0.75% of the unused portion if less than 50% of the mezzanine line of credit commitment is used or 0.50% of the unused portion if 50% or greater of the mezzanine line of credit commitment is used. This mezzanine credit facility has a term of three years. Properties financed by borrowings under this mezzanine line of credit are required to meet certain minimum loan to value, fixed charge coverage, debt service coverage and other customary requirements on a combined basis. At maturity or upon prepayment of each mezzanine note, we must pay an exit fee of 1.75% of each mezzanine note outstanding. Each mezzanine note is prepayable for the first 120 days after the closing of the mezzanine note, and is not prepayable after the first 120 days until the maturity date of the mezzanine note. To the extent a mezzanine note is prepayable, the proceeds of our initial public offering must be used to pay down outstanding amounts under the mezzanine note.
     This Mezzanine Credit Agreement, the related Deed of Trust, Security Agreement and Fixture Filing, Note, Guaranty, and Assignment of Leases and Rents, have been filed as Exhibits 10.15 through 10.19 to this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference.
     On October 31, 2006, we obtained a waiver of certain covenants contained in the Credit Agreement and Mezzanine Credit Agreement from Wachovia. The covenants were related to our non-compliance with certain debt to total asset value ratios, fixed charge coverage ratios and the implied debt service coverage ratios, or collectively the financial covenants, arising from our limited operations to date as of October 31, 2006. Wachovia waived compliance with the financial covenants through the period ending December 31, 2006.
     The above descriptions of the waiver under the Credit Agreement and the waiver under the Mezzanine Credit Agreement are qualified in their entirety by the terms of their respective waivers, attached hereto as Exhibits 10.20 and 10.21 of this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On November 1, 2006, we issued a press release announcing our acquisition of the Walker Ranch property, the Credit Agreement and the Mezzanine Credit Agreement, the declaration of a 6% per annum distribution by our Board of Directors as described under Item 8.01, and the status of our public offering. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1
     The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 8.01 Other Events
     On November 1, 2006, the Board of Directors declared a 6% per annum distribution to stockholders of record as of November 1, 2006, one business day following the close of the acquisition of the Walker Ranch property. The distribution is expected to be paid during the first week of December 2006.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements.
It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b)	Pro Forma Financial Information.
See paragraph (a) of this Item 9.01 above.
(d)	Exhibits.
The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

November 3, 2006	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description
10.1	Contract of Sale dated May 4, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.2	Agreement pursuant to the Contract of Sale dated May 5, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.3	Agreement pursuant to the Contract of Sale dated May 12, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.4	Agreement pursuant to the Contract of Sale dated May 25, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.5	Amendment to the Contract of Sale dated June 2, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.6	Amendment to the Contract of Sale dated July 31, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.7	Amendment to the Contract of Sale dated September 6, 2006 by and between TR Walker Ranch Partners, Ltd. and Triple Net Properties, LLC
10.8	Assignment of Contract dated October 30, 2006 by Triple Net Properties, LLC to Apartment REIT Walker Ranch, L.P.
10.9	Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.10	Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.11	Revolving Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.12	Swingline Note dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.13	Guaranty dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.14	Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.15	Mezzanine Credit Agreement dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.16	Second Deed of Trust, Security Agreement and Fixture Filing dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.17	Note (Mezzanine Loan) for the Walker Ranch Property dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.18	Guaranty (Mezzanine Loan) dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.19	Second Assignment of Leases and Rents dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.20	Senior Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.21	Mezzanine Credit Agreement Waiver dated October 31, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
99.1	Press release dated November 1, 2006